Evergreen Select Strategic Growth Fund: Semiannual Report as of March 31, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
14	SCHEDULE OF INVESTMENTS
18	STATEMENT OF ASSETS AND LIABILITIES
19	STATEMENT OF OPERATIONS
20	STATEMENTS OF CHANGES IN NET ASSETS
22	NOTES TO FINANCIAL STATEMENTS
28	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

May 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen shareholder,

We are pleased to provide the semiannual report for Evergreen Select Strategic Growth Fund, which covers the six-month period ended March 31, 2003.

Market analysis

The past six months have been another wild ride for equity investors. Twice the major market indexes have hit five-year lows, alternately pressured by the inconsistent recovery and fear of war with Iraq. Investors found value in equities upon reaching these lows, and each time the markets came roaring back. The period began after another troubling summer and investors headed into the fourth quarter with little optimism amid rising volatility. Economic data was mixed and questions of corporate credibility remained fresh in investors' minds. Fears of terror were heightened by the sniper shootings, and the U.S. pressured the United Nations to take action on Iraq. As a result, stocks faced a huge challenge in early October. The major equity market indexes exceeded their five-year lows achieved in July. History suggested that it was crunch time for the stock market, since "double-bottoms" typically result with extremes on the upside or the downside. Flat performance has proven to be a rare phenomenon after such events and few investors appeared willing to stomach further losses.

Fortunately, equities rallied handsomely after this critical juncture. Daily trading volume improved and even on down days, the market experienced higher lows. The improvements in stocks weren't just technical, though, as fundamentals also showed positive signals. Valuations had become very attractive relative to Treasury yields and corporate earnings prospects. After an eight-week sprint with gains in the 20% range, however, equities slowed down in mid-November with weakening economic data. Manufacturing had registered three consecutive monthly declines and the unemployment rate began to climb. Confidence also waned as

LETTER TO SHAREHOLDERS continued

international tensions increased. The Federal Reserve Board then surprised Wall Street and Main Street with a larger-than-expected rate cut at its November meeting. The target for the federal funds rate now stood at 1.25%, and short-term interest rates were now 80% lower than where they stood at the beginning of the recession in January 2001. This wasn't enough to encourage equity investors, though, and the major market indexes finished 2002 with their third consecutive annual decline.

After three down years in equities and unusually strong performance in the Treasury markets, investors positioned themselves for improving economic fundamentals and equities rose more than 5% in the first two weeks of trading in 2003. Unfortunately, the quick gains in equities were soon eliminated, as the uncertain geopolitical environment trounced investor confidence. The U.S. and Great Britain failed to achieve U.N. backing for war in Iraq, and as the diplomatic efforts unraveled, investors became increasingly uneasy. Once again, stocks attempted to revisit the lows achieved last year. But while the threat of war kept many investors away, it turns out that the uncertainty of war played a bigger role. Ironically, as war approached and immediately after the conflict's inception, investors poured money back into the equity market. Equities surged and many bonds, particularly Treasuries, sold off as investors removed monies from these safe havens. The prices of gold and oil also fell, while the dollar gained.

Part of the reason for investor optimism was the perception that a quick victory in the war against Iraq would result in an administration more focused on the domestic economy and the proposed changes to fiscal policy. While these are likely outcomes of a coalition victory, investors must keep in mind that other challenging issues lurk beyond Iraq. North Korea and Iran will still be on the President's watch list, and terrorist groups throughout the globe will likely have more fuel for their fires of hatred. Deep diplomatic wounds must be patched before a seamless transition emerges in the global marketplace.

Despite these challenges, many fundamentals continue to suggest a moderate recovery for the economy and the financial markets. We expect gross domestic product growth in the range of 2.5% in 2003, supported by low inflation and interest rates, solid productivity, and an improving fiscal climate.

LETTER TO SHAREHOLDERS continued

Strength in services industries should continue to provide an offset to the weakness in manufacturing. Business spending on equipment and software has increased over the past three quarters, and the recent expansion of orders for durable goods and low inventory levels suggest that some of the excess capacity in the system may soon be put to better use. While some businesses remain burdened by debt, we believe that many more have improved their operating leverage through drastic cost reductions over the past two years. This should enable margins to expand on simply mild increases in revenue. As a result, we continue to project operating earnings growth for companies in the Standard & Poor's 500 Index (S&P 500) of 8%. Considering interest rates, profits and inflation, we view equities as attractively priced and we maintain our year-end fair value range of 1000 to 1050 for the S&P 500. Without sufficient economic or corporate developments, we would be suspicious of further euphoric, war-related gains in excess of these levels.

For more information

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the "About Evergreen Investments" menu tab. Thank you for your continued support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of March 31, 2003

MANAGEMENT TEAM

W. Shannon Reid, CFA
Large Cap Growth Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 12/31/1994
	Class A	Class B	Class C	Class I	Class IS
Class Inception Date	5/11/2001	5/11/2001	5/11/2001	11/24/1997	2/27/1998

6-month return with sales charge	-3.52%	-3.08%	-0.04%	N/A	N/A

6-month return w/o sales charge	2.36%	1.92%	1.98%	2.49%	2.38%

Average annual return*

1 year with sales charge	-27.40%	-27.40%	-25.09%	N/A	N/A

1 year w/o sales charge	-22.97%	-23.59%	-23.58%	-22.81%	-23.01%

5 year	-3.45%	-2.79%	-2.75%	-2.19%	-2.44%

Since portfolio inception	9.53%	9.84%	9.71%	10.48%	10.19%

Maximum sales charge	5.75%	5.00%	1.00%	N/A	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

6-month income dividends per share	$0.01	N/A	N/A	$0.01	$0.01

* Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and IS prior to their inception is based on performance of Class I, the original class offered. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class IS, 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and IS would have been lower. Prior to 11/24/1997, the returns for Class I are based on the fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. The advisor is waiving a portion of its advisory fee and reimbursing a portion of the 12b-1 fee for Class A. Had the fees not been waived or reimbursed, returns would have been lower.

2 Source: Morningstar, Inc.

Morningstar's Style Box is based on a portfolio date as of 3/31/2003.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Select Strategic Growth Fund, Class A shares,1 versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).
The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses, or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of March 31, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund's Class A shares had a total return of 2.36% for the six-month period ended March 31, 2003, excluding any applicable sales charges. During the same period, the Russell 1000 Growth Index returned 6.01%, while the median return of funds in the Lipper large cap growth classification was 3.41%. Lipper is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 3/31/2003)

Total Net Assets	$957,530,924

Number of Holdings	65

Beta	1.21

R-squared	0.75

P/E Ratio	20.6x

What was the investment environment like during the period?

At the beginning of the period, it appeared investors had high expectations for a turnaround in the economy and corporate earnings. Starting in October, investors began moving assets out of companies with the strongest fundamentals into those that were of lower quality that might benefit from an economic recovery. The market rallied strongly in October and November 2002. Because the fund was conservatively positioned during the market rally, its performance did not keep pace with that of the benchmark, the Russell 1000 Growth Index. As the period progressed, it became apparent that the enthusiasm for an economic and market recovery was premature. With evidence that economic and business conditions had stabilized, we adjusted the portfolio in December, making it less conservative and bringing it more in line with our index. This strategy resulted in relatively strong performance from December 2002 through March 2003, however, it did not make up for our conservative positioning at the beginning of the period.

TOP 5 SECTORS
(as a percentage of 3/31/2003 net assets)

Health Care	24.7%

Information Technology	20.4%

Consumer Discretionary	18.8%

Industrials	10.1%

Consumer Staples	9.5%

How did you manage the fund in this environment?

We began the period underweighted in information technology relative to the benchmark, the Russell 1000 Growth Index. During the period, we added to our information technology weighting by emphasizing consumer-related companies such as Intuit, which makes financial software, and Electronic Arts, a producer of video game software. We also favored information storage companies such as Emulex, Qlogic and EMC. We also added to our investments in Dell and Texas Instruments, market leaders that boosted their market share during the downturn of the past three years. New purchases of information technology stocks resulted in an overweighting in the sector by the end of December 2003. As stocks outperformed, we selectively took profits, reducing the fund's information technology allocation until it was more in line with that of the benchmark.

PORTFOLIO MANAGER INTERVIEW continued

Healthcare was also a significant part of the portfolio. Here, our underweighting in major pharmaceutical companies added to performance. The fund was overweighted, relative to the benchmark, in healthcare services and medical device companies. The biggest detractor from performance was Tenet Healthcare, a hospital management company.

The fund's exposure to the industrials sector, particularly aerospace and defense, underperformed during the period. For most of 2002, our relatively large defense position produced strong performance. In the fourth quarter of 2002, however, investors began to sell defense stocks for more aggressive stocks. By the end of the period, we had reduced the fund's commitment to defense to just one company, Lockheed Martin.

In the consumer area, we cut back on conservative consumer staples stocks and added to more aggressive consumer discretionary positions. We focused on companies with high earnings visibility. We invested in GAP because of its improving business fundamentals. Outside the retail area, we purchased International Game Technology (IGT), which makes slot machines. We also bought EBay and Comcast Cable, which is increasing its asset utilization. For the period, IGT and EBay contributed strongly to performance.

Although financial stocks underperformed the market, the fund's financial holdings benefited results. In repositioning the portfolio from a less conservative posture, we reduced exposure to traditional banks Bank One, Bank America and Wells Fargo. We also trimmed positions in diversified financial companies Fannie Mae and Freddie Mac.

TOP TEN HOLDINGS
(as a percentage of 3/31/2003 net assets)

Microsoft Corp.	4.7%

Pfizer, Inc.	3.6%

Johnson & Johnson Co.	3.4%

Wal-Mart Stores, Inc.	3.3%

General Electric Co.	3.3%

Amgen, Inc.	3.2%

Procter & Gamble Co.	3.2%

Medtronic, Inc.	2.9%

3M Co.	2.4%

Cisco Systems, Inc.	2.3%

What is your outlook over the next six months?

We believe geopolitical uncertainty is the most immediate concern facing the stock market. Only when we get clarification on geopolitical issues can the economy and business fundamentals become the determining factors for stock prices and market direction. Although certain commodities such as oil and copper have risen over the past several quarters, we expect the low inflation, low interest rate environment to continue because of an excess of worldwide manufacturing capacity.

From a corporate perspective, companies have lowered their cost structures to the point that an upturn in revenues would translate into significant earnings leverage. Unfortunately, such an upturn does not seem to be immediately at hand. Business activity in the first quarter of 2003 was slow as uncertainty about military action in Iraq dominated the corporate environment. It is

PORTFOLIO MANAGER INTERVIEW continued

possible that curtailment of business in the first quarter has created some pent-up demand for goods and services, which may translate into a stronger economy in the coming months. However, for a sustained advance to occur in the stock market, there will need to be a strong pick-up in demand. Against this uncertain backdrop, we maintain a portfolio with overall characteristics close to those of the benchmark.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,		Year Ended
		2002[1]	2001[2]	June 30, 2001[3]
CLASS A
Net asset value, beginning of period	$18.86	$22.88	$28.32	$29.11
Income from investment operations
Net investment income	0	0.04	0.02	0.01
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.45	-4.02	-5.44	-0.79
Total from investment operations	0.45	-3.98	-5.42	-0.78
Distributions to shareholders from
Net investment income	-0.01	-0.04	-0.02	-0.01
Net asset value, end of period	$19.30	$18.86	$22.88	$28.32
Total return[4]	2.36%	-17.40%	-19.15%	-2.69%
Ratios and supplemental data
Net assets, end of period (thousands)	$1,163	$626	$21	$14
Ratios to average net assets
Expenses[5]	1.01%[6]	1.01%	1.01%[6]	1.14%[6]
Net investment income	0.04%[6]	0.20%	0.12%[6]	0.14%[6]
Portfolio turnover rate	113%	171%	38%	207%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

3.  For the period from May 11, 2001 (commencement of class operations), to June 30, 2001.

4.  Excluding applicable sales charges

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,		Year Ended
		2002[1]	2001[2]	June 30, 2001[3]
CLASS B
Net asset value, beginning of period	$18.72	$22.83	$28.30	$29.11
Income from investment operations
Net investment loss	-0.07	-0.15	-0.02	-0.01
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.43	-3.94	-5.45	-0.80
Total from investment operations	0.36	-4.09	-5.47	-0.81
Distributions to shareholders from
Net investment income	0	-0.02	0	0
Net asset value, end of period	$19.08	$18.72	$22.83	$28.30
Total return[4]	1.92%	-17.93%	-19.32%	-2.78%
Ratios and supplemental data
Net assets, end of period (thousands)	$970	$474	$56	$31
Ratios to average net assets
Expenses[5]	1.76%[6]	1.76%	1.72%[6]	1.80%[6]
Net investment loss	-0.72%[6]	-0.68%	-0.49%[6]	-0.31%[6]
Portfolio turnover rate	113%	171%	38%	207%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

3.  For the period from May 11, 2001 (commencement of class operations), to June 30, 2001.

4.  Excluding applicable sales charges

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,		Year Ended
		2002[1]	2001[2]	June 30, 2001[3]
CLASS C
Net asset value, beginning of period	$18.72	$22.84	$28.31	$29.11
Income from investment operations
Net investment loss	-0.07	-0.15	-0.01	-0.02
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.44	-3.95	-5.46	-0.78
Total from investment operations	0.37	-4.10	-5.47	-0.80
Distributions to shareholders from
Net investment income	0	-0.02	0	0
Net asset value, end of period	$19.09	$18.72	$22.84	$28.31
Total return[4]	1.98%	-17.97%	-19.32%	-2.75%
Ratios and supplemental data
Net assets, end of period (thousands)	$728	$242	$45	$31
Ratios to average net assets
Expenses[5]	1.76%[6]	1.76%	1.73%[6]	1.93%[6]
Net investment loss	-0.72%[6]	-0.67%	-0.53%[6]	-0.84%[6]
Portfolio turnover rate	113%	171%	38%	207%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

3.  For the period from May 11, 2001 (commencement of class operations), to June 30, 2001.

4.  Excluding applicable sales charges

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,		Year Ended June 30,
		2002[1]	2001[2]	2001	2000	1999[1]	1998[3]
CLASS I
Net asset value, beginning of period	$18.91	$22.89	$28.32	$52.48	$41.94	$38.41	$32.45
Income from investment operations
Net investment income	0.03	0.07	0.03	0.15	0.04	0.08	0.04
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.44	-3.99	-5.43	-12.92	18.58	6.80	5.96
Total from investment operations	0.47	-3.92	-5.40	-12.77	18.62	6.88	6.00
Distributions to shareholders from
Net investment income	-0.01	-0.06	-0.03	-0.15	-0.03	-0.09	-0.04
Net realized gains	0	0	0	-11.24	-8.05	-3.26	0
Total distributions to shareholders	-0.01	-0.06	-0.03	-11.39	-8.08	-3.35	-0.04
Net asset value, end of period	$19.37	$18.91	$22.89	$28.32	$52.48	$41.94	$38.41
Total return	2.49%	-17.16%	-19.08%	-30.19%	52.26%	19.22%	18.53%
Ratios and supplemental data
Net assets, end of period (thousands)	$942,026	$845,179	$625,442	$713,743	$817,618	$481,119	$321,532
Ratios to average net assets
Expenses[4]	0.75%[5]	0.76%	0.73%[5]	0.73%	0.72%	0.72%	0.72%[5]
Net investment income	0.26%[5]	0.31%	0.41%[5]	0.38%	0.80%	0.24%	0.19%[5]
Portfolio turnover rate	113%	171%	38%	207%	152%	155%	80%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

3.  For the period from November 24, 1997 (commencement of class operations), to June 30, 1998.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,		Year Ended June 30,
		2002[1]	2001[2]	2001	2000	1999[1]	1998[3]
CLASS IS
Net asset value, beginning of period	$18.72	$22.71	$28.10	$52.21	$41.83	$38.36	$36.10
Income from investment operations
Net investment income (loss)	0	0.01	0.01	0.09	-0.05	0.04	-0.08
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.45	-3.96	-5.38	-12.89	18.48	6.73	2.34
Total from investment operations	0.45	-3.95	-5.37	-12.80	18.43	6.77	2.26
Distributions to shareholders from
Net investment income	-0.01	-0.04	-0.02	-0.07	0	-0.04	0
Net realized gains	0	0	0	-11.24	-8.05	-3.26	0
Total distributions to shareholders	-0.01	-0.04	-0.02	-11.31	-8.05	-3.30	0
Net asset value, end of period	$19.16	$18.72	$22.71	$28.10	$52.21	$41.83	$38.36
Total return	2.38%	-17.40%	-19.13%	-30.39%	51.87%	18.88%	6.29%
Ratios and supplemental data
Net assets, end of period (thousands)	$12,645	$14,142	$15,082	$19,508	$23,719	$12,650	$2,373
Ratios to average net assets
Expenses[4]	1.00%[5]	1.01%	0.98%[5]	0.98%	0.97%	0.97%	0.97%[5]
Net investment income (loss)	0.01%[5]	0.04%	0.15%[5]	0.14%	-0.17%	-0.03%	-0.27%[5]
Portfolio turnover rate	113%	171%	38%	207%	152%	155%	80%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

3.  For the period from February 27, 1998 (commencement of class operations), to June 30 1998.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS 96.3%
CONSUMER DISCRETIONARY 18.8%
Household Durables 3.0%
Black & Decker Corp.	246,425	$ 8,590,376
Harman International Industries, Inc.	153,725	9,003,673
Lennar Corp. (p)	204,350	10,942,942
28,536,991
Internet & Catalog Retail 1.4%
eBay, Inc. *	156,225	13,324,430
Leisure Equipment & Products 3.1%
Electronic Arts, Inc. *	289,191	16,958,160
International Game Technology, Inc. *	156,850	12,846,015
29,804,175
Media 3.4%
Comcast Corp., Class A *	586,170	16,758,600
Getty Images, Inc. *	166,825	4,581,015
Tribune Co.	251,350	11,313,263
32,652,878
Multi-line Retail 3.3%
Wal-Mart Stores, Inc.	613,730	31,932,372
Specialty Retail 4.6%
Bed Bath & Beyond, Inc. *	390,000	13,470,600
Gap, Inc.	622,150	9,014,954
Lowe's Companies, Inc.	529,960	21,632,967
44,118,521
CONSUMER STAPLES 9.5%
Beverages 2.9%
Anheuser-Busch Companies, Inc.	151,775	7,074,233
Coca-Cola Co.	302,675	12,252,284
Coca-Cola Enterprises, Inc.	424,975	7,942,783
27,269,300
Household Products 5.0%
Colgate-Palmolive Co.	329,650	17,946,146
Procter & Gamble Co.	339,675	30,248,059
48,194,205
Personal Products 1.6%
Gillette Co.	507,760	15,710,094
ENERGY 3.0%
Energy Equipment & Services 1.0%
ENSCO International, Inc.	350,200	8,933,602
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
ENERGY continued
Oil & Gas 2.0%
Anadarko Petroleum Corp.	317,675	$ 14,454,212
Apache Corp.	81,075	5,005,571
19,459,783
FINANCIALS 8.6%
Banks 2.7%
Bank of America Corp.	290,500	19,417,021
Wells Fargo & Co.	142,700	6,420,073
25,837,094
Diversified Financials 3.9%
Bear Stearns Companies, Inc.	254,800	16,714,880
Brentwood Associates VI (h)	1,000,000	184,000
Citigroup, Inc.	294,275	10,137,774
Lehman Brothers Holdings, Inc.	169,725	9,801,619
36,838,273
Insurance 2.0%
AFLAC, Inc.	206,125	6,606,306
MetLife, Inc. (p)	489,050	12,901,139
19,507,445
Real Estate 0.0%
Franklin Capital Associates, LP (h)	500,000	33,625
HEALTH CARE 24.7%
Biotechnology 3.2%
Amgen, Inc. *	532,475	30,643,936
Health Care Equipment & Supplies 5.3%
C.R. Bard, Inc.	201,725	12,720,779
Medtronic, Inc.	617,250	27,850,320
Varian Medical Systems, Inc. *	182,800	9,858,404
50,429,503
Health Care Providers & Services 4.5%
AmerisourceBergen Corp.	265,675	13,947,937
Caremark Rx, Inc. *	428,725	7,781,359
Express Scripts, Inc., Class A *(p)	387,325	21,566,256
43,295,552
Pharmaceuticals 11.7%
Abbott Laboratories, Inc.	502,300	18,891,503
Johnson & Johnson Co.	568,475	32,897,648
Merck & Co., Inc.	268,225	14,693,365
Pfizer, Inc.	1,117,368	34,817,187
Pharmacia Corp.	250,025	10,826,083
112,125,786
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS 10.1%
Aerospace & Defense 1.8%
Lockheed Martin Corp.	359,800	$ 17,108,490
Commercial Services & Supplies 2.6%
Apollo Group, Inc., Class A *	212,512	10,604,349
First Data Corp.	389,175	14,403,367
25,007,716
Industrial Conglomerates 5.7%
3M Co	175,500	22,820,265
General Electric Co.	1,249,785	31,869,517
54,689,782
INFORMATION TECHNOLOGY 20.4%
Communications Equipment 3.6%
Cisco Systems, Inc. *	1,680,835	21,817,239
Emulex Corp. *(p)	456,315	8,738,432
Nokia Corp., ADR (p)	313,725	4,395,287
34,950,958
Computers & Peripherals 5.8%
Dell Computer Corp. *	719,925	19,661,152
EMC Corp. *	1,111,905	8,039,073
Hewlett-Packard Co.	286,350	4,452,743
International Business Machines Corp.	175,850	13,791,915
QLogic Corp. *(p)	246,950	9,171,723
55,116,606
Semiconductor Equipment & Products 4.2%
Applied Materials, Inc. *	353,475	4,446,715
Intel Corp.	1,246,450	20,292,206
Texas Instruments, Inc.	942,283	15,425,173
40,164,094
Software 6.8%
Intuit, Inc. *	47,484	1,766,405
Microsoft Corp.	1,861,310	45,062,315
Oracle Corp. *	1,186,925	12,876,949
Symantec Corp. *(p)	135,700	5,316,726
65,022,395
MATERIALS 1.2%
Chemicals 0.5%
Praxair, Inc.	85,175	4,799,611
Metals & Mining 0.7%
Freeport-McMoRan Copper & Gold, Inc., Class B (p)	367,975	6,273,974
Total Common Stocks		921,781,191
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

SHORT-TERM INVESTMENTS 9.8%
MUTUAL FUND SHARES 9.8%
Evergreen Institutional Money Market Fund (o)	37,711,842	$ 37,711,842
Navigator Prime Portfolio (pp)	56,040,287	56,040,287
Total Short-Term Investments		93,752,129
Total Investments (cost $1,000,249,203) 106.1%		1,015,533,320
Other Assets and Liabilities (6.1%)		(58,002,396)
Net Assets 100.0%		$ 957,530,924

(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
*	Non-income producing security
(p)	All or a portion of this security is on loan
(pp)	Represents investment of cash collateral received for securities on loan.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.

Summary of Abbreviations:
ADR	American Depository Receipt
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003 (unaudited)

Assets
Identified cost of securities	$ 1,000,249,203
Net unrealized gains on securities	15,284,117

Market value of securities	1,015,533,320
Receivable for Fund shares sold	1,043,041
Receivable for securities lending income	9,127
Dividends and interest receivable	606,620
Prepaid expenses and other assets	23,702

Total assets	1,017,215,810

Liabilities
Payable for securities purchased	2,909,302
Payable for Fund shares redeemed	676,663
Payable for securities on loan	56,040,287
Advisory fee payable	16,115
Distribution Plan expenses payable	137
Due to other related parties	2,661
Accrued expenses and other liabilities	39,721

Total liabilities	59,684,886

Net assets	$ 957,530,924

Net assets represented by
Paid-in capital	$ 1,776,934,038
Undistributed net investment income	691,964
Accumulated net realized losses on securities	(835,379,195)
Net unrealized gains on securities	15,284,117

Total net assets	$ 957,530,924

Net assets consists of
Class A	$ 1,162,537
Class B	969,609
Class C	728,231
Class I	942,025,929
Class IS	12,644,618

Total net assets	$ 957,530,924

Shares outstanding
Class A	60,244
Class B	50,814
Class C	38,152
Class I	48,645,171
Class IS	660,075

Net asset value per share
Class A	$ 19.30
Class A -- Offering price (based on sales charge of 5.75%)	$ 20.48
Class B	$ 19.08
Class C	$ 19.09
Class C -- Offering price (based on sales charge of 1.00%)	$ 19.28
Class I	$ 19.37
Class IS	$ 19.16

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2003 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $13,992)	$ 4,540,265

Expenses
Advisory fee	2,769,581
Distribution Plan expenses
Class A	1,264
Class B	3,507
Class C	2,554
Class IS	16,859
Administrative services fee	446,707
Transfer agent fee	23,462
Trustees' fees and expenses	9,950
Printing and postage expenses	10,399
Custodian fee	105,612
Registration and filing fees	22,685
Professional fees	12,350
Other	6,002

Total expenses	3,430,932
Less: Expense reductions	(1,336)
Fee waivers and expense reimbursements	(48,193)

Net expenses	3,381,403

Net investment income	1,158,862

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(88,495,042)
Net change in unrealized gains or losses on securities	107,628,872

Net realized and unrealized gains or losses on securities	19,133,830

Net increase in net assets resulting from operations	$ 20,292,692

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2003		Year Ended
	(unaudited)		September 30, 2002

Operations
Net investment income		$ 1,158,862		$ 2,383,647
Net realized losses on securities		(88,495,042)		(145,079,049)
Net change in unrealized gains or losses on securities		107,628,872		(29,121,599)

Net increase (decrease) in net assets resulting from operations		20,292,692		(171,817,001)

Distributions to shareholders from
Net investment income
Class A		(335)		(957)
Class B		0		(391)
Class C		0		(204)
Class I		(449,372)		(2,219,989)
Class IS		(4,073)		(30,751)

Total distributions to shareholders		(453,780)		(2,252,292)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	54,146	1,072,146	41,196	939,219
Class B	29,355	561,946	26,383	629,620
Class C	26,014	506,137	12,468	288,229
Class I	13,957,440	273,330,340	13,573,125	308,690,618
Class IS	101,558	1,968,448	435,606	9,918,969

		277,439,017		320,466,655

Net asset value of shares issued in reinvestment of distributions
Class A	9	162	19	370
Class B	0	0	18	334
Class C	0	0	8	149
Class I	9,373	178,444	40,292	845,245
Class IS	139	2,612	1,001	20,521

		181,218		866,619

Automatic conversion of Class B shares to Class A shares
Class A	12	237	86	1,919
Class B	(12)	(237)	(87)	(1,919)

		0		0

Payment for shares redeemed
Class A	(27,107)	(538,836)	(9,044)	(210,029)
Class B	(3,865)	(72,470)	(3,420)	(75,122)
Class C	(780)	(14,235)	(1,535)	(33,516)
Class I	(10,017,040)	(196,169,913)	(6,478,541)	(150,567,917)
Class IS	(196,926)	(3,795,641)	(395,117)	(9,169,030)

		(200,591,095)		(160,055,614)

Net asset value of shares issued in acquisition
Class I	0	0	10,239,512	231,697,404
Class IS	0	0	49,579	1,111,381

		0		232,808,785

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

Six Months Ended
	March 31, 2003	Year Ended
	(unaudited)	September 30, 2002

Net increase in net assets resulting from capital share transactions	$ 77,029,140	$ 394,086,445

Total increase in net assets	96,868,052	220,017,152
Net assets
Beginning of period	860,662,872	640,645,720

End of period	$ 957,530,924	$ 860,662,872

Undistributed (overdistributed) net investment income	$ 691,964	$ (13,118)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Select Strategic Growth Fund (the "Fund") is a diversified series of Evergreen Select Equity Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C, Institutional ("Class I") and Institutional Service ("Class IS") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge; however, Class IS shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.62% of the Fund's average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the six months ended March 31, 2003, the investment advisor waived its fees in the amount of $48,185 and reimbursed expenses relating to Class A in the amount of $8 which represents 0.01% and 0.00%, respectively, of the Fund's average daily net assets. Total amounts subject to recoupment as of March 31, 2003 were $39,189.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund's average daily net assets.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended March 31, 2003, the Fund paid brokerage commissions of $761,133 to Wachovia Securities, Inc.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class IS shares and 1.00% of the average daily net assets for Class B and Class C shares. On March 20, 2003, the Trustees of the Fund approved an increase to the annual maximum allowable charge for servicing and distribution fees on Class A shares from 0.25% to 0.30% of the average daily net assets of Class A shares. This increase became effective on either March 26, 2003 or March 27, 2003 for all Class A shares in the Evergreen fund family.

5. ACQUISITION

Effective on the close of business on June 14, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Secular Growth Fund in an exchange of shares. The net assets were exchanged through a tax-free exchange for Class I and Class IS shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $10,580,283. The aggregate net assets of the Fund and Evergreen Secular Growth Fund immediately prior to the acquisition were $705,837,827 and $232,808,785, respectively. The aggregate net assets of the Fund immediately after the acquisition were $938,646,612.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $1,085,183,567 and $960,180,682, respectively, for the six months ended March 31, 2003.

The Fund loaned securities during the six months ended March 31, 2003 to certain brokers. At March 31, 2003, the value of securities on loan and the value of collateral (including accrued interest) amounted to $53,368,973 and $56,040,287, respectively. During the six months ended March 31, 2003, the Fund earned $34,068 in income from securities lending.

On March 31, 2003, the aggregate cost of securities for federal income tax purposes was $1,000,249,203. The gross unrealized appreciation and depreciation on securities based on tax cost was $40,676,548 and $25,392,431, respectively, with a net unrealized appreciation of $15,284,117.

As of September 30, 2002, the Fund had $592,198,945 in capital loss carryovers for federal income tax purposes with $300,026,120 expiring in 2008, $215,794,155 expiring in 2009 and $76,378,670 expiring in 2010.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

For income tax purposes, capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. At September 30, 2003, the Fund incurred and elected to defer post-October capital losses of $129,639,895.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from, or lend money to, other participating funds. During six months ended March 31, 2003 the Fund did not participate in the interfund lending program.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $1,336, which represents 0.00% of its average daily net assets.

9. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended March 31, 2003, the Fund had no borrowings under this agreement.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 112 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the fund because of his ownership of shares in Wachovia Corporation, the parent to the fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $229 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of March 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

566386   5/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034